UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2024, OptiNose, Inc. (the "Company") issued a press release to provide corporate updates on the XHANCE launch and outlook and to announce preliminary XHANCE net revenue of $14.9 million for the three months ended March 31, 2024. The reported XHANCE net revenue for the three months ended March 31, 2024 is preliminary, subject to change, and has not been reviewed by the Company’s independent registered public accounting firm.

As set forth in the press release, members of the Company’s leadership team will host a conference call to discuss corporate updates at 10:00 a.m. Eastern Time on April 25, 2024.

A copy of the press release and a copy of the Corporate Presentation that will be presented during the update call are furnished as Exhibit 99.1 and Exhibit 99.2. respectively, to this Form 8-K and are incorporated herein by reference.

Item 7.01 Other Events.

The information contained in Item 2.02 above is incorporated herein by reference.

* * *

The information included in Item 2.02 and Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Company filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by OptiNose, Inc., dated April 25, 2024.
99.2	OptiNose, Inc. Corporate Presentation, dated April 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Anthony Krick
Anthony Krick
Chief Accounting Officer
Date: April 25, 2024